UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2026

National Storage Affiliates Trust

(Exact name of registrant as specified in its charter)

Maryland	001-37351	46-5053858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8400 East Prentice Avenue, 9th Floor

Greenwood Village, Colorado, 80111

(Address of principal executive offices)(Zip Code)

(720) 630-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	NSA	New York Stock Exchange
Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr A	New York Stock Exchange
Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Supplemental Disclosures

As previously reported, on March 16, 2026, National Storage Affiliates Trust, a Maryland real estate investment trust (the “Company”), NSA OP, LP, a Delaware limited partnership (the “Partnership” and, together with the Company, the “Company Parties”), Public Storage, a Maryland real estate investment trust (“Public Storage”), Public Storage OP, L.P., a Delaware limited partnership (“Parent OP”), Pelican Merger Sub I, LLC, a Maryland limited liability company and a wholly owned subsidiary of Parent (“Merger Sub I”), and Pelican Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent OP (“Merger Sub II” and, together with Public Storage, Parent OP and Merger Sub I, the “Parent Parties”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Subject to the terms and conditions of the Merger Agreement, among other things, the Company will merge with and into Merger Sub I, with Merger Sub I continuing as the surviving company (the “Company Merger”), and Merger Sub II will merge with and into the Partnership, with the Partnership continuing as the surviving limited partnership. Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement. In connection with the Merger Agreement and the transactions contemplated thereby, Public Storage filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a proxy statement/prospectus, as amended, and the Company filed a definitive proxy statement and Public Storage filed a prospectus with the SEC, each dated June 12, 2026 (collectively, the “Proxy Statement/Prospectus”). The Company first mailed the Proxy Statement/Prospectus to its shareholders on or about June 12, 2026. The Proxy Statement/Prospectus relates to, among other things, the special meeting of the Company’s shareholders to, among other things, vote to approve the Company Merger and the other transactions contemplated by the Merger Agreement, which is scheduled to be held on July 14, 2026.

Explanatory Note

As of the date hereof, three complaints challenging the proposed Company Merger and the other transactions contemplated by the Merger Agreement (each, an “Action” and, collectively, the “Actions”) have been filed by purported shareholders of the Company following the announcement of the Company Merger. The Actions captioned Williams v. National Storage Affiliates Trust, et al., Index No. 653673/2026 (filed on June 22, 2026) and Clark v. National Storage Affiliates Trust, et al., Index No. 653741/2026 (filed on June 24, 2026) were filed in New York Supreme Court, New York County, and named the Company and the members of the Company’s board of trustees as defendants. The Action captioned Garfield v. National Storage Affiliates Trust, et al., Case No. 2026CV031765 (filed on June 30, 2026) was filed in the District Court of Arapahoe County, Colorado and named the Company, the members of the Company’s board of trustees and Public Storage as defendants.

The Actions generally allege, among other things, negligent misrepresentation and concealment and negligence in violation of law and breaches of fiduciary duty, and seek various remedies, including injunctive relief to prevent the consummation of the Company Merger and the other transactions contemplated by the Merger Agreement unless certain allegedly material information is disclosed and rescissory damages in the event that such transactions are consummated without such disclosures.

In addition, the Company has received demand letters from purported shareholders of the Company seeking additional disclosures in the Proxy Statement/Prospectus (collectively, the “Demand Letters”).

The Company believes that the claims asserted in the Actions and the Demand Letters are without merit and that supplemental disclosures are not required or necessary under applicable law but cannot predict the outcome of such claims. Additional lawsuits and demand letters arising out of the Company Merger and the other transactions contemplated by the Merger Agreement may also be filed or received in the future. If additional similar lawsuits and/or demand letters are filed or received, absent new or significantly different allegations, the Company will not necessarily disclose such additional lawsuits or demand letters.

While the Company and the other defendants named in the Actions believe that the disclosures set forth in the Proxy Statement/Prospectus fully comply with all applicable laws and denies all of the allegations set forth in the pending Actions described above, in order to moot plaintiffs’ claims and avoid the nuisance and potential expense and business delays, the Company has determined, without admitting any liability or wrongdoing, to voluntarily supplement certain disclosures in the Proxy Statement/Prospectus related to the plaintiffs’ claims with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit, necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Actions and the Demand Letters described above that any additional disclosure was or is required or material.

These Supplemental Disclosures should be read in conjunction with the rest of the Proxy Statement/Prospectus, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement/Prospectus, the information set forth herein shall supersede or supplement the information in the Proxy Statement/Prospectus. The information contained herein speaks only as of July 8, 2026, unless the information indicates another date applies. All page references used herein refer to pages in the Proxy Statement/Prospectus before any additions or deletions resulting from the Supplemental Disclosures, and capitalized terms used below, unless otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement/Prospectus. Underlined and bolded text shows text being added to a referenced disclosure in the Proxy Statement/Prospectus and ~~stricken-through~~ text shows text being deleted from a referenced disclosure in the Proxy Statement/Prospectus. These Supplemental Disclosures are incorporated into, and amend and/or supplement, the Proxy Statement/Prospectus as provided herein. Except as specifically noted herein, the information set forth in the Proxy Statement/Prospectus remains unchanged.

Supplemental Disclosures to the Proxy Statement/Prospectus

The disclosure under the heading “The Mergers—Background of the Mergers” is hereby amended and supplemented by replacing the third full paragraph on page 42 of the Proxy Statement/Prospectus in its entirety with the following:

Following discussion of such strategies, the NSA board determined to establish an evaluation committee (the “evaluation committee”) to facilitate the review of, and further develop, NSA’s ongoing strategy, including the evaluation and review of these and other potential strategies that could be available to NSA. The evaluation committee initially consisted of Mr. Nordhagen, Mr. Hylbert, Steven G. Osgood, an independent trustee and Chairperson of NSA’s Finance Committee, Michael J. Schall, an independent trustee and Chairperson of NSA’s Compensation, Nominating and Corporate Governance Committee (the “CNCG committee”), and Ms. Fischer. The NSA board delegated to the evaluation committee the authority to consider, review and evaluate various strategies that might be available to NSA and to report to and make recommendations to the NSA board from time to time. The evaluation committee also had authority to solicit the views of, and direct the assistance of, NSA’s officers, agents and employees in connection with its review of potential strategies. The evaluation committee was also tasked with addressing the third-party joint venture and evaluating approaches that could minimize completion risk and adverse tax consequences posed to NSA and NSA OP unitholders by the joint venture’s formation. The evaluation committee did not have authority to approve or reject any transaction. The NSA board also authorized the evaluation committee to establish its own procedures, to meet as frequently as it deemed appropriate, and to be dissolved upon completion of its mandate.

The disclosure under the heading “The Mergers—Background of the Mergers” is hereby amended and supplemented by replacing the third full paragraph on page 47 of the Proxy Statement/Prospectus in its entirety with the following:

On November 26, 2025, the evaluation subcommittee held a meeting, with representatives of Morgan Stanley and Clifford Chance in attendance at the invitation of the evaluation subcommittee. The evaluation subcommittee reviewed and discussed a draft of the high-level Dropdown JV term sheet provided to them by Clifford Chance. The evaluation subcommittee also received an update from representatives of Morgan Stanley, including that Party A and Public Storage had been granted access to NSA’s data room. Representatives of Morgan Stanley also reviewed with the evaluation subcommittee revised NSA financial projections prepared based on the preliminary financial projections prepared by NSA management and ~~that were presented by NSA management to~~ reviewed with the NSA board in August 2025, the evaluation committee on October 1, 2025 and the NSA board on October 27, 2025, which revised NSA financial projections were substantially the same as the preliminary financial projections that the NSA board and the evaluation committee had previously reviewed, but incorporated actual performance by NSA ~~during the period~~ prior to the dates on which such financial projections were prepared ~~from August 2025 to November 2025~~. The evaluation subcommittee reviewed and recommended that the revised financial projections be presented to the NSA board. During this period, in connection with NSA’s development of the Dropdown JV concept, Public Storage contacted representatives of Morgan Stanley to inquire about the maximum and minimum investment size that could be supported by NSA OP unitholders in the Dropdown JV. NSA, with the assistance of Morgan Stanley, responded that it believed a range of approximately $500 million to $1 billion could be achievable. Public Storage subsequently indicated that if a minimum NSA OP unitholder investment of NSA OP units with a value of approximately $750 million could be delivered, Public Storage would find the Dropdown JV structure workable and would not need to bring in additional third-party institutional investors to co-invest as equity partners in a business combination with NSA.

The disclosure under the heading “The Mergers—Opinion of NSA’s Financial Advisor—Summary of Financial Analyses of Morgan Stanley—Comparable Public Company Analysis” is hereby amended and supplemented by replacing the third full paragraph on page 66 of the Proxy Statement/Prospectus in its entirety with the following:

Morgan Stanley reviewed and compared certain publicly available ratios, market multiples and Wall Street research analyst consensus (“street consensus”) estimates for each of NSA and Public Storage with equivalent publicly available financial information and street consensus estimates for companies that share similar business characteristics with NSA and Public Storage to derive an implied exchange ratio reference range with respect to NSA and Public Storage. Morgan Stanley reviewed the following publicly traded self storage REITs (the “comparable companies”): Public Storage, Extra Space Storage Inc. (“Extra Space”), CubeSmart and SmartStop Self Storage REIT, Inc. (“SmartStop”).

The disclosure under the heading “The Mergers—Opinion of NSA’s Financial Advisor—Summary of Financial Analyses of Morgan Stanley—Comparable Public Company Analysis” is hereby amended and supplemented by adding the following table immediately before the first full paragraph on page 67 of the Proxy Statement/Prospectus:

	Comparable Companies
	NSA	Public Storage	Extra Space	CubeSmart	SmartStop
P/FFO Per Share Multiples	14.1x	17.6x	17.1x	15.0x	15.7x
P/AFFO Per Share Multiples	14.9x	18.9x	18.1x	15.5x	16.6x
P/(D) to NAV Per Share (Consensus)	(13.8%)	(4.0%)	(4.1%)	(14.1%)	(25.2%)
P/(D) to NAV Per Share (GSA)	(16.3%)	(4.9%)	(4.0%)	(15.3%)	(21.6%)

The disclosure under the heading “The Mergers—Opinion of NSA’s Financial Advisor—Summary of Financial Analyses of Morgan Stanley—Premiums Paid Analysis” is hereby amended and supplemented by replacing the table following the first full paragraph on page 69 of the Proxy Statement/Prospectus in its entirety with the following:

Selected Precedent Transactions
Announcement Date	Acquirer	Target	Premium to Share Price (%)
April 2024	Blackstone Inc.	Apartment Income REIT Corp.	24.8%
January 2024	Blackstone Inc.	Tricon Residential Inc.	30.4%
October 2023	Realty Income Corporation	Spirit Realty Capital, Inc.	15.4%
April 2023	Extra Space Storage Inc.	Life Storage, Inc.	31.9%
September 2022	GIC and Oak Street	STORE Capital Corporation	20.4%
May 2022	Prologis, Inc.	Duke Realty Corporation	31.8%
April 2022	Blackstone Inc.	PS Business Parks, Inc.	11.8%
April 2022	Blackstone Inc.	American Campus Communities, Inc.	30.3%
February 2022	Healthcare Trust of America, Inc.	Healthcare Realty Trust Incorporated	18.2%
February 2022	Blackstone Inc.	Preferred Apartment Communities, Inc.	39.2%
November 2021	American Tower Corporation	CoreSite Realty Corporation	7.9%
November 2021	KKR and Global Infrastructure Partners	CyrusOne Inc.	24.7%
August 2021	VICI Properties Inc.	MGM Growth Properties LLC	15.9%
June 2021	Blackstone Inc.	QTS Realty Trust	20.9%
April 2021	Realty Income Corporation	VEREIT, Inc.	17.2%
April 2021	Kimco Realty Corp.	Weingarten Realty Investors	10.9%

February 2020	Simon Property Group, Inc.	Taubman Centers, Inc.	62.8%
October 2019	Prologis, Inc.	Liberty Property Trust	21.3%
September 2018	Government Properties Income Trust	Select Income REIT	45.9%
September 2018	Pebblebrook Hotel Trust	LaSalle Hotel Properties	48.4%
July 2018	Brookfield Asset Management Inc.	Forest City Realty Trust, Inc.	26.6%
May 2018	Blackstone Inc.	Gramercy Property Trust	15.4%
April 2018	Prologis, Inc.	DCT Industrial Trust Inc.	15.6%
November 2017	Brookfield Property Partners L.P.	GGP Inc.	23.6%
June 2017	Digital Realty Trust, Inc.	DuPont Fabros Technology, Inc.	15.8%
November 2016	Regency Centers Corporation	Equity One, Inc.	12.8%
August 2016	Mid-America Apartment Communities, Inc.	Post Properties, Inc.	16.6%

The disclosure under the heading “The Mergers—Opinion of NSA’s Financial Advisor—Other Information—Wall Street Research Analyst Price Targets and NAV Targets” is hereby amended and supplemented by adding the following table before the second full paragraph on page 71 of the Proxy Statement/Prospectus:

The following table summarizes the public market trading share price targets reviewed by Morgan Stanley for each of NSA and Public Storage:

Analyst	NSA Price Target	PSA Price Target
A	$38.00	$347.00
B	$35.00	$305.00
C	$31.00	$315.00
D	$33.50	$325.00
E	$34.00	$285.00
F	$33.00	$311.00
G	$29.76	$290.63
H	$39.00	$345.00
I	$32.00	$285.00
J	$32.00	$290.00
K	$33.00	$317.00
L	$29.00	$276.00
M	$33.00	$295.00
N	$33.00	N/A
O	N/A	$330.00
P	N/A	$318.00
Q	N/A	$301.00
R	N/A	$319.00
S	N/A	$307.00

The Proxy Statement/Prospectus is hereby amended and supplemented by adding the following section entitled “The Mergers—Certain Illustrative Preliminary Estimates Regarding the Dropdown JV” immediately before the section entitled “The Mergers—Interests of NSA’s Trustees and Executive Officers in the Mergers” on page 77:

In connection with the consent solicitation, for the limited purpose of providing information to NSA OP unitholders in connection with their evaluation of the Dropdown JV and the special redemption, certain illustrative preliminary estimates regarding the Dropdown JV for the seven-year period following the formation of the Dropdown JV (the “Illustrative JV Estimates”) were made available to NSA OP unitholders. The Illustrative JV Estimates were designed solely to assist, and were solely provided to, NSA OP unitholders to allow them to evaluate hypothetical scenarios by allowing NSA OP unitholders to model the potential impact of various assumptions made by such NSA OP unitholders. The summary below of the Illustrative JV Estimates is being provided to NSA shareholders to provide them with access to certain previously nonpublic information that was furnished to NSA OP unitholders in connection with the consent solicitation and their consideration of participation in the Dropdown JV, and such information may not be appropriate for other purposes, and is not included to induce any holder of NSA common shares to vote in favor of the proposals contained in this proxy statement/prospectus or to influence any NSA shareholder or any other person to make an investment decision with respect to the mergers or otherwise. The inclusion of the Illustrative JV Estimates in this proxy statement/prospectus should not be regarded as an indication that NSA, Public Storage or any of their respective affiliates, officers, trustees, advisors or other representatives or any other recipient of this information considered or now considers the Illustrative JV Estimates to be necessarily predictive of actual future events or results, and the Illustrative JV Estimates should not be relied upon as such. Neither NSA, Public Storage nor any of their respective affiliates, officers, trustees, advisors or other representatives can give any assurance that the projected results will be realized or that actual results will not be significantly higher or lower than estimated. Neither NSA, Public Storage nor any of their respective affiliates, officers, trustees, advisors or other representatives has made or makes any representation to any NSA shareholder regarding the ultimate performance of NSA, the Dropdown JV or Public Storage compared to the information contained in the Illustrative JV Estimates, or that the results reflected in the Illustrative JV Estimates will be achieved, and the inclusion of the Illustrative JV Estimates herein should not be read to do so.

The Illustrative JV Estimates were not prepared with a view toward public disclosure or in accordance with the published guidelines of the SEC regarding projections and forward-looking statements or the guidelines established by the American Institute of Certified Public Accountants for the preparation and presentation of prospective financial information, or GAAP. Neither NSA’s independent auditors, Public Storage’s independent auditors nor any other independent accountants, have compiled, examined or performed any procedures with respect to the Illustrative JV Estimates, nor have they expressed any opinion or any form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the Illustrative JV Estimates. The report of the independent registered public accounting firm of NSA contained in NSA’s Annual Report on Form 10-K and the report of the independent registered public accounting firm of Public Storage contained in Public Storage’s Annual Report on Form 10-K, each for the year ended December 31, 2025, which are incorporated by reference into this proxy statement/prospectus, relate to the historical consolidated financial statements of NSA and Public Storage, respectively. Such reports do not extend to the Illustrative JV Estimates and should not be read to do so. The inclusion of the Illustrative JV Estimates in this proxy statement/prospectus should not be regarded as an indication that such information is necessarily predictive of actual future events or results and such information should not be relied upon as such, and readers of this proxy statement/prospectus are cautioned not to place undue reliance on the Illustrative JV Estimates.

While presented with numerical specificity, the Illustrative JV Estimates set forth below were based on numerous variables, expectations, estimates and assumptions, including assumptions related to industry performance and general business, economic, market and financial conditions, including assumptions regarding the terms of the Dropdown JV financing, the assumption that the Dropdown JV achieves 100% realization of the potential synergies estimated by Public Storage, assumptions as to the self storage market conditions and the Dropdown JV’s structure and operations and other material assumptions. The Illustrative JV Estimates also reflect assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment, and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. Further, such variables, expectations, estimates and assumptions are inherently subjective and uncertain, may not be realized, and many of them are beyond the control of NSA and Public Storage. Some or all of the variables, expectations and assumptions underlying the Illustrative JV Estimates may have changed since the date on which the Illustrative JV Estimates were prepared. Important factors that may affect actual results and cause the Illustrative JV Estimates not to be achieved include, but are not limited to, risks and uncertainties relating to NSA’s, Public Storage’s and the Dropdown JV’s respective businesses (including their respective ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, the regulatory and competitive environment, general business and economic conditions and other factors described in the sections of this proxy statement/prospectus entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors.” As a result, actual results may differ materially from those contained in the Illustrative JV Estimates. The Illustrative JV Estimates should be evaluated, if at all, in light of the assumptions made by NSA and Public Storage, as applicable, and in conjunction with other information regarding NSA and Public Storage contained elsewhere in this proxy statement/prospectus and NSA’s and Public Storage’s respective public filings with the SEC. NSA shareholders are urged to review the most recent SEC filings of NSA for a description of NSA’s risk factors, reported and anticipated results of operations and financial condition and capital resources, including in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in NSA’s Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q and the most recent SEC filings of Public Storage for a description of Public Storage’s risk factors, reported and anticipated results of operations and financial condition and capital resources, including in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Public Storage’s Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q, which are incorporated by reference into this proxy statement/prospectus. Neither NSA nor Public Storage can give any assurance that the Illustrative JV Estimates and the underlying assumptions will be realized. In addition, since the Illustrative JV Estimates cover multiple years, such information by its nature becomes subject to greater uncertainty with each successive year. Actual results may differ materially from those set forth below.

The Illustrative JV Estimates do not take into account any circumstances or events occurring after the date on which they were prepared, any changes to NSA’s or Public Storage’s strategy or operations that may be implemented after the consummation of the mergers or such other transactions. Neither NSA nor Public Storage can give any assurance that, had the Illustrative JV Estimates been prepared either as of the date of proxy statement/prospectus, similar estimates and assumptions would be used.

IN LIGHT OF THE FOREGOING FACTORS AND UNCERTAINTIES INHERENT IN THE ILLUSTRATIVE JV ESTIMATES, AND CONSIDERING THAT THE NSA SPECIAL MEETING WILL BE HELD AFTER THE ILLUSTRATIVE JV ESTIMATES WERE PREPARED, NSA SHAREHOLDERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE, IF ANY, ON THE ILLUSTRATIVE JV ESTIMATES. EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW, NEITHER NSA NOR PUBLIC STORAGE UNDERTAKES ANY OBLIGATION TO UPDATE OR OTHERWISE REVISE OR RECONCILE THE ILLUSTRATIVE JV ESTIMATES TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE THE ILLUSTRATIVE JV ESTIMATES WERE GENERATED OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH INFORMATION ARE SHOWN TO BE INAPPROPRIATE.

Certain financial metrics presented in this section are “non-GAAP financial measures” as set forth in Item 10(e) of Regulation S-K and should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. The calculation of non-GAAP financial measures may differ from others in the industry, and such measures are not necessarily comparable with similar titles used by other REITs. SEC rules that may otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures provided to directors or trustees, or a financial advisor, in connection with a proposed transaction like the mergers when the disclosure is included in a document like this proxy statement/prospectus.

Illustrative JV Estimates

The following table sets forth selected unaudited prospective estimates from the Illustrative JV Estimates (amounts may reflect rounding and reflect $ in millions).

Illustrative JV Estimates
($ in thousands)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Total NOI(1)	$200,075	$217,525	$235,142	$250,556	$258,115	$265,952	$274,077
Unlevered Free Cash Flow(2)	$169,226	$184,866	$200,652	$214,322	$220,944	$223,372	$229,997

(1)	Total Net Operating Income (“NOI”) represents total storage rental revenue and non-storage revenue generated by the portfolio of self-storage properties that are anticipated to be contributed to the Dropdown JV, including merchandising sales (but excluding proceeds from tenant reinsurance), minus property operating expenses, including direct operating costs, property taxes, payroll expenses, recurring and non-recurring repairs and maintenance expenses, utilities expenses, advertising expenses, insurance expenses, office expenses, costs of goods sold and other expenses related to the generation of such revenue.

(2)	Unlevered Free Cash Flow represents Total NOI, plus tenant insurance proceeds relating to the portfolio of self-storage properties that are anticipated to be contributed to the Dropdown JV, on the terms set forth in the Dropdown JV agreement and related agreements, minus (i) property management, asset management and other fees payable to Public Storage or its subsidiaries in connection with the management of the Dropdown JV, (ii) franchise and other taxes and (iii) capital expenditures.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and in Section 21E of the Securities Exchange Act of 1934, as amended, which are based on current expectations, estimates and projections about the industry and markets in which National Storage Affiliates Trust (“NSA”) and Public Storage operate, as well as beliefs and assumptions of NSA and Public Storage. Words such as “anticipate,” “become,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “possible,” “predict,” “project,” “target,” “seek,” “shall,” “should,” “will,” or “would,” including variations of such words and similar expressions, are intended to identify forward-looking statements. All statements that address operating performance, events or developments that NSA or Public Storage expects or anticipates will occur in the future are forward-looking statements, including statements relating to any possible transaction between NSA and Public Storage, rent and occupancy growth, acquisition and development activity, acquisition and disposition activity, general conditions in the geographic areas where NSA and Public Storage operate, NSA’s and Public Storage’s respective debt, capital structure and financial position and NSA’s and Public Storage’s respective ability to form new ventures. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict and may cause the actual results to differ materially from future results expressed or implied by such forward-looking statements.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the parties’ ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to NSA’s ability to obtain the required shareholder and unitholder approval, and the parties’ ability to satisfy the other conditions to consummating the proposed transaction; (ii) the inability to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction; (iii) the risk that NSA’s business will not be integrated successfully with Public Storage’s or that such integration may be more difficult, time-consuming or costly than expected; (iv) significant transaction costs and/or unknown or inestimable liabilities; (v) potential litigation relating to the proposed transaction that could be instituted against NSA or its trustees, managers or officers, including resulting expense or delay and the effects of any outcomes related thereto; (vi) the risk that disruptions from the proposed transaction, including diverting the attention of NSA and Public Storage management from ongoing business operations, will harm NSA’s and Public Storage’s businesses during the pendency of the proposed transaction or otherwise; (vii) certain restrictions during the pendency of the business combination that may impact NSA’s and Public Storage’s ability to pursue certain business opportunities or strategic transactions; (viii) the possibility that the business combination may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (ix) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring NSA to pay a termination fee; (x) the effect of the announcement of the proposed transaction on the ability of NSA and Public Storage to operate their respective businesses and retain and hire key personnel, and to maintain favorable business relationships; (xi) risks related to the market value of Public Storage common stock to be issued in the proposed transaction; (xii) other risks related to the completion of the proposed transaction and actions related thereto; (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the business combination or otherwise that could affect NSA’s or Public Storage’s financial performance; (xiv) legislative, regulatory and economic developments; (xv) unpredictability and severity of local, regional, national and international economic, political and catastrophic climates, conditions and events, including but not limited to acts of terrorism, outbreaks of war or hostilities or pandemics, as well as management’s response to any of the aforementioned factors; (xvi) changes in global financial markets, interest rates and foreign currency exchange rates; (xvii) increased or unanticipated competition affecting NSA’s or Public Storage’s properties; (xvii) risks associated with acquisitions, dispositions and development of properties, including increased development costs due to additional regulatory requirements related to climate change; (xix) maintenance of Real Estate Investment Trust status, tax structuring and changes in income tax laws and rates; (xx) risks related to NSA’s and Public Storage’s investments in ventures, including NSA’s and Public Storage’s respective abilities to establish new ventures; (xxi) environmental uncertainties, including risks of natural disasters; (xxii) those risks and uncertainties set forth in NSA’s and Public Storage’s Annual Reports on Form 10-K for the year ended December 31, 2025 under the headings “Forward-Looking Statements” and “Cautionary Statement Regarding Forward-Looking Statements,” respectively, and “Risk Factors,” as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by NSA or Public Storage, as the case may be, with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xxiv) those risks that are described in the Registration Statement and Proxy Statement/Prospectus that were filed with the SEC in connection with the proposed transaction and available from the sources indicated below. There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. Forward-looking statements relate only to events as of the date on which the statements are made. Neither NSA nor Public Storage undertakes any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if NSA’s and Public Storage’s underlying assumptions prove to be incorrect, NSA’s, Public Storage’s and the combined company’s actual results may vary materially from what NSA or Public Storage may have expressed or implied by these forward-looking statements. NSA and Public Storage caution not to place undue reliance on any of NSA’s or Public Storage’s forward-looking statements. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect NSA or Public Storage.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information and Where to Find It

In connection with the proposed transaction between NSA and Public Storage, Public Storage filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) that includes a proxy statement of NSA that also constitutes a prospectus of Public Storage (the “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus has been mailed to NSA’s shareholders seeking their approval of the proposed transaction and other related matters. Each of NSA and Public Storage may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Registration Statement, Proxy Statement/Prospectus or any other document that NSA or Public Storage (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF NSA AND Public Storage ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS WHEN THEY BECOME AVAILABLE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by NSA and/or Public Storage, which contain important information, as they become available through the website maintained by the SEC at www.sec.gov. Investors and security holders will be able to obtain free copies of the documents filed by NSA with the SEC on NSA’s website at https://ir.nsastorage.com/sec-filings/all-sec-filings or by contacting NSA Investor Relations at ghoglund@nsareit.net. Security holders will also be able to obtain free copies of the documents filed by Public Storage with the SEC on Public Storage’s website at https://investors.publicstorage.com/financial-reports/sec-filings or by contacting Public Storage Investor Relations at investorrelations@publicstorage.com.

Participants in the Solicitation

NSA, Public Storage, their respective trustees and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies from NSA’s shareholders in respect of the proposed transaction. Information about the trustees and executive officers of NSA, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in NSA’s proxy statement for its 2025 Annual Meeting of Shareholders under the headings “Our Board,” “How We Are Paid,” “Compensation Discussion and Analysis,” “Summary Compensation and Other Tables,” “Severance and Change in Control Arrangements,” “Certain Relationships and Related Transactions” and “Shareholder Ownership Information,” which was filed with the SEC on March 28, 2025, and in NSA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 26, 2026. To the extent holdings of NSA’s securities by its trustees or executive officers have changed since the amounts set forth in NSA’s definitive proxy statement for its 2025 Annual Meeting of Shareholders, such changes have been or will be reflected on an Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership on Form 5, in each case filed with the SEC, and available on the SEC’s website at www.sec.gov. Information about the trustees and executive officers of Public Storage, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Public Storage’s proxy statement for its 2026 Annual Meeting of Shareholders under the headings “2025 Trustee Compensation,” “Our Named Executive Officers,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “Potential Payments Upon Termination or Change in Control,” “Outstanding Equity Awards in 2025,” “Additional Information About Trustees, Executive Officers, and Management” and “Share Ownership of Trustees and Management,” which was filed with the SEC on March 27, 2026, and in Public Storage’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 12, 2026. To the extent holdings of Public Storage’s securities by its trustees or executive officers have changed since the amounts set forth in Public Storage’s definitive proxy statement for its 2026 Annual Meeting of Shareholders, such changes have been or will be reflected on an Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5, in each case filed with the SEC and available on the SEC’s website at www.sec.gov. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Registration Statement and the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and security holders should read the Registration Statement and the Proxy Statement/Prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from NSA or Public Storage using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Storage Affiliates Trust

By:	/s/ David G. Cramer
	Name:	David G. Cramer
	Title:	President and Chief Executive Officer

Date: July 8, 2026